Prospectus and Summary
Prospectus Supplement

April 30, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 30, 2021 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus dated April 30, 2021

Global Concentrated Real Estate Portfolio

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a Plan of Liquidation with respect to the Global Concentrated Real Estate Portfolio (the "Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about May 21, 2021. The Portfolio suspended the offering of its shares to all investors at the close of business on April 23, 2021.

Please retain this supplement for future reference.

  IFIGCRELIQPSUMPROSPT 4/21